First Choice Bancorp

Q4 2020 Overview

January 26, 2021

First Choice Bancorp

Disclosures

FORWARD LOOKING STATEMENTS

In addition to historical information, certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to management's beliefs, projections and assumptions concerning future results and events. Forward-looking statements, include descriptions of management's plans or objectives for future operations, products or services, and forecasts of the Company's revenues, earnings or other measures of economic performance. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of management and on the information available to management at the time that this presentation was prepared and can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," 'project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions or the negative version of those words or phrases.

Forward looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. Risks and uncertainties that could cause our financial performance to differ materially from our goals, plans, expectations and projections expressed in forward-looking statements include those set forth in our filings with the SEC, including under Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as may be supplemented and/or amended by our Quarterly Reports on Form 10-Q as filed subsequent thereto.

ADDITIONAL RISK FACTORS

The coronavirus (COVID-19) outbreak has had and may continue to have a material and adverse impact on certain of our customers directly or indirectly. Entire industries within our loan portfolio, such as the accommodations and food services industry, have experienced quarantine-related precipitous declines in demand for their products and services. Other industries we service have likewise experienced disruptions in their supply chain as well as quarantine-related declines in demand. In addition, such events could affect the stability of our deposit base, lead to mass layoffs and furloughs which could impair the ability of borrowers to repay outstanding loans, impair the value of collateral securing loans, result in lost revenue or cause us to incur additional expenses and losses. In 2020, the Federal Reserve took extreme measures to reduce interest rates to near zero in an attempt to boost consumer spending and indicated that it would leave interest rates near zero for the foreseeable future as it projected a long road to recovery from the pandemic-induced economic downturn. The extraordinarily low interest rate environment that has prevailed in the wake of the COVID-19 pandemic has put and will continue to put downward pressure on the Company's net interest margin, a key profitability indicator for the Company. Although we maintain contingency and disaster recovery plans for pandemic outbreaks, even with these precautions, the prolonged impact of the COVID-19 pandemic could negatively impact the availability of key personnel or significant numbers of our staff, many of whom are essential to the conduct of our business. A prolonged COVID-19 pandemic and the potential for future and more serious waves of the COVID-19 pandemic could also impact the business and operations of third party service providers who perform critical services for our business. If the COVID-19 pandemic continues or containment and mitigation measures prove unsuccessful, we may experience a material adverse effect on our business, financial condition, and results of operations.

First Choice Bancorp

Our Franchise

First Choice Bank

- Founded in 2005 and headquartered in Cerritos, California, we are a community-focused commercial bank serving SoCal
- With 9 branches and 2 LPOs, we specialize in making loans to small- to medium-sized businesses, including C&I, CRE with a hospitality niche, and SBA 7a and 504 loans
- We are a Preferred SBA Lender and participated in the Paycheck Protection Program and the Main Street Lending Program. We are currently participating in an additional round of the Paycheck Protection Program
- We exceed our clients' expectations through our commitment to our motto to be "First in Speed, Service, and Solutions"

Financial Highlights: Q4'20

- $2.3bn Assets
- $1.9bn Loans HFI
- $1.6bn Deposits
- ROAA: 1.88%
- ROATCE[2]: 21.52%
- CBLR[1]: 10.3%
- Efficiency Ratio[2]: 44.4%
- NPAs/Assets: 0.28%
- ALL/Loans HFI (ex-PPP): 1.23%

1 Preliminary until Call Report is filed on or before January 29, 2021.
2 Non-GAAP measure. See reconciliation to GAAP in the Appendix.

Southern California Footprint



Los Angeles
Santa Monica
West Covina
Pomona
Ontario
Rancho Cucamonga
Highland
Redlands
Yucaipa
Riverside
Banning
Redondo Beach
Anaheim
Corona
Perris
Hemet
Long Beach
Santa Ana
Huntington Beach
Rancho Santa Margarita
Lake Forest
Mission Viejo
Murrieta
Laguna Niguel
San Clemente
Camp Pendleton Marine Corps Base
Oceanside
Escondido
Santee
El Cajon
San Diego
Chula Vista

First Choice Bancorp

Q4'2020 Results

Q4'20 Highlights – Demonstrated Resilience

- Net income of $10.8mm or $0.92 per diluted share
  - $2.9mm increase from Q3 due to accelerated accretion of deferred fee income on PPP loans and gain on sale of loans
- Record PTPP Net Income of $15.4mm
  - $12.9mm, ex. PPP Forgiveness & Main Street gain on sale
- NIM of 4.31%, up 26bps from Q3
- Efficiency ratio of 44.4% driven by higher revenues and operating leverage
- Excluding PPP, $66mm of organic loan growth
- TBV per share increased $0.73 to $17.29

Q4'20 Stock Price Performance



FCBP +39.1%
S&P 500 +11.1%
NASDAQ +13.8%
KBW NASDAQ Bank Index +33.6%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
10/1
10/15
10/29
11/12
11/26
12/10
12/24

Asset Quality Highlights

- 3 loans with total outstanding principal of $3.3mm were granted 90-day deferment in Q4'20
- Non-performing assets decreased $6.6mm to $6.4mm or 0.28% of total assets
- Allowance for loan losses of $19mm or 1.23% of loans held for investment("HFI"), excluding PPP loans
  - Nominal $100k Q4 provision due to favorable recoveries and loss rates

First Choice Bancorp

Key Investment Highlights

Financial Performance	• Solid performance in 2020 despite macro environment • Demonstrated ability to generate strong organic balance sheet growth • Consistent growth of tangible book value per share • Above peer group net interest margin
Premier Community Bank Franchise	• First in Speed, Service, and Solutions approach • Top ranked SBA Lender in Southern California • One of the Premier Main Street Lenders in CA (#3) and Nationwide (#20) • Focused on building a stronger company for the future
Prudent Risk Management	• Robust governance processes • Superior credit record with strong asset quality metrics • Proactive relationship management
Experienced & Diverse Leadership	• Executive management has on average 30+ years of through the cycle banking experience • More than 50% of senior management identified as female • Inclusive leadership development programs in place to develop bench • Board has deep in-market experience with specialty credits

First Choice Bancorp

Pre-Tax Pre-Provision Income Trend

Q4'20 PTPP Income[1] exceeded previous records


$ in thousands
$10,614
$10,553
$12,048
$9,507
$9,069
$10,259
$12,141
$15,406
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Pre Tax Pre Provision Income

1 Non-GAAP measure. See reconciliation to GAAP in the Appendix.

Strong Growth in Loans HFI

Core franchise continues to generate organic loan growth even during pandemic

Q4'20 Loans HFI[1] (excluding PPP) grew $66mm


$ in millions
Main Street
PPP
Residential
SBA
Construction and Land
CRE OO
CRE NOO
Commercial & Industrial
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Q1'19: $1,274; 55; 157; 186; 187; 382; 307
Q2'19: $1,336; 52; 171; 196; 180; 404; 333
Q3'19: $1,317; 49; 162; 222; 171; 402; 311
Q4'19: $1,376; 44; 178; 250; 172; 424; 309
Q1'20: $1,439; 43; 187; 234; 149; 476; 350
Q2'20: $1,845; 401; 39; 186; 218; 163; 503; 335
Q3'20: $1,896; 3; 400; 30; 202; 215; 160; 528; 358
Q4'20: $1,890; 8; 327; 28; 236; 229; 166; 533; 363

1 Represents loans held for investment, net of discounts.

Diverse Loan Portfolio

Loans by Product Type


SBA - PPP, $327M, 17%
SBA, $236M, 13%
Residential, $28M, 1%
Commercial & Industrial, $371M, 20%
Construction and Land, $229M, 12%
CRE OO, $166M, 9%
CRE NOO, $533M, 28%

Loan Yields by Product Type

Loan Type ($ in millions)	Balances [1]	% of Total	Loan Yield [2] (QTD)	Loan Yield [2] (YTD)
Construction and Land	$ 229	12.1%	5.63%	5.84%
Residential	28	1.5%	4.28%	4.62%
CRE OO	166	8.8%	5.53%	5.93%
CRE NOO	533	28.3%	5.21%	5.34%
Commercial & Industrial	371	19.6%	5.07%	5.17%
SBA	236	12.5%	5.36%	5.71%
Total excluding PPP	1,563	82.7%	5.28%	5.48%
SBA - PPP	327	17.3%	4.62%	3.34%
Grand Total	$ 1,890	100.0%	5.15%	5.15%

1. Total loans held for investment, net of discount, at December 31, 2020.
2. Loan yield for the three & twelve months ended December 31, 2020.

Loans by Geography [1]


Orange, $336M, 18%
San Diego, $279M, 15%
Los Angeles, $966M, 51%
Other CA, $186M, 10%
Other States, $87M, 4%
Others ², $37M, 2%

1 Represents loans held for investment, net of discount by primary borrower zip code at December 31, 2020.
2 Includes borrowers where information is not available or residence is outside the USA.

SBA Portfolio [1] Details

Top 5 Industries [2] ($ in millions)	SBA Guaranteed	SBA Unguaranteed	$ Total	% of Total
Hospitality	$ 77	$ 42	$ 119	21.1%
Construction	41	7	48	8.5%
Health Care and Social Assistance	37	10	47	8.3%
Professional, Scientific, and Technical Services	33	28	61	10.8%
Manufacturing	31	22	53	9.4%
Others	132	103	235	41.7%
Total SBA Portfolio	$ 351	$ 212	$ 563	100.0%

1. Includes SBA PPP loans.
2. Based on Industry NAICS code.

First Choice Bancorp

Pandemic Loan Program 2020 Updates

PPP Loans (Rounds 1,2 and 3)

1. In Rounds 1 and 2, originated $400mm to over 1,875 customers
    a. Only funded $253mm with PPP LF @ 35bps
2. In Q4'20, received $73mm of forgiveness and repayments
    a. Accelerated deferred fee income of $1.8mm
3. In 2021, continued participation in PPP Round 3 to support impacted communities and businesses

Main Street Loans

1. In 2020, funded $172mm in Main Street Loans
    a. #3 in California, #20 Nationwide
    b. $8.2mm on balance sheet
    c. $164mm sold at a $1.1mm gain, servicing retained
2. Funds from loans placed in First Choice deposit accounts
3. 25bps annual servicing income on 95% participation interest for next 5 years

Impact on Net Interest Income and NIM

1. In 2020, earned $8.7mm interest income from PPP loans
    a. Accelerated deferred fee income of $1.8mm from forgiveness and repayments; contributed 10bps to the YTD average loan yield and 9bps to NIM
    b. Interest income & scheduled fee income totaled $6.9mm; contributed 40bps to YTD average loan yield and 35bps to NIM
    c. PPP LF interest expense totaled $540k
    d. In total, PPP loans had a negative impact of 17bps on NIM
2. In 2020, earned $141k interest income from Main Street loans

Deposit Mix / Growth

Deposit Yield by Product Type

Deposit Type ($ in millions)	Balances [1]	% of Total	Weighted average cost [2] (QTD)	Weighted average cost [2] (YTD)
Noninterest-bearing	$ 821	50.2%	0.00%	0.00%
Interest checking	297	18.2%	0.17%	0.25%
Money market accounts	309	18.9%	0.27%	0.47%
Savings accounts	33	2.0%	0.13%	0.26%
Time deposits	73	4.5%	0.68%	1.21%
Brokered time deposits	101	6.2%	1.71%	1.93%
Total	$ 1,634	100.0%	0.22%	0.34%

1. Total deposits at December 31, 2020.
2. Cost of deposits for the three & twelve months ended December 31, 2020.

Deposits by Product Type


4.5%, Time deposits
6.2%, Brokered time deposits
2.0%, Savings accounts
18.9%, Money market accounts
50.2%, Noninterest-bearing
18.2%, Interest checking

Historical Cost of Deposits


1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.75%
0.89%
0.89%
0.71%
0.63%
0.31%
0.25%
0.22%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20

Noninterest-bearing / Total Deposits


52.00%
50.00%
48.00%
46.00%
44.00%
42.00%
40.00%
44.10%
43.60%
49.70%
47.70%
46.50%
49.20%
47.20%
50.20%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20

Net Interest Margin

Sustainable NIM



8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Adj. NIM, Excluding PPP
5.50%
5.14%
5.52%
4.85%
4.78%
4.40%
4.41%
4.30%
4.12%
4.05%
4.31%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20

Actions to Mitigate NIM Compression

1. Maintaining pricing discipline in new loan originations
2. Floors in variable rate loans help maintain loan yields
   a. 80% of loans are not subject to rate down risk
3. Active balance sheet management
   a. Optimize cash and securities investments
   b. Repricing interest checking, MMDA, savings, and wholesale funding
   c. Opportunistically locking in long-term, low cost funding

Total Portfolio Loan Yields



8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Excluding PPP
6.62%
6.42%
6.93%
6.21%
5.95%
5.40%
5.31%
5.28%
4.94%
4.77%
5.15%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20

Total Cost of Funds



8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.85%
1.03%
0.98%
0.77%
0.72%
0.34%
0.29%
0.27%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20

Credit Quality and Allowance Details

$ ALLL and ALLL/ Loans HFI


$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
$11,426
$12,053
$12,340
$13,522
$16,218
$17,822
$18,734
$19,167
0.90%
0.90%
0.94%
0.98%
1.13%
1.24%
1.25%
1.23%
0.97%
0.99%
1.02%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
ALLL
($s in thousands)
ALLL/Loans Held for Investment
ALLL/Loans Held for Investment (ex. PPP)

Non Performing Assets / Total Assets


0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.10%
0.15%
0.45%
0.67%
0.51%
0.41%
0.58%
0.28%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20

Quarterly Loan Loss Provision


$ in thousands
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$350
$550
$700
$1,200
$800
$1,900
$700
$1,400
$1,000
$100
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Other General & Specific Provisions
COVID-19

ALLL by Loan Type

Loan Type (*$s in thousands*)	March 31 , 2020	June 30, 2020	September 30, 2020	December 31, 2020
Construction and Land	$ 2,498	$ 2,470	$ 2,375	$ 2,496
Residential	333	361	275	235
CRE OO	844	1,365	1,282	1,312
CRE NOO	4,131	5,347	5,556	5,413
Commercial & Industrial	5,455	5,607	6,276	6,437
SBA	2,954	2,672	2,970	3,274
Consumer	3	-	-	-
Total	**$ 16,218**	**$ 17,822**	**$ 18,734**	**$ 19,167**

Capital and Liquidity Ratios

Tangible Common Equity [1]



$ in millions
$210
$205
$200
$195
$190
$185
$180
$175
$170
$165
$168
$175
$179
$183
$184
$188
$194
$202
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20

Tangible Book Value per Share[1]



$18.00
$17.50
$17.00
$16.50
$16.00
$15.50
$15.00
$14.50
$14.00
$13.50
$13.00
$14.45
$14.87
$15.38
$15.70
$15.81
$16.09
$16.56
$17.29
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20

Tier 1 Leverage ("CBLR") Ratio [2]



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.73%
12.56%
12.55%
12.01%
11.73%
10.31%
10.31%
10.28%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20

Q4'20 Available Liquidity

- The Bank is well positioned to meet loan demand in widely anticipated economic recovery scenarios

($ millions)	Available Capacity
Senior Secured Notes	23
Unsecured Lines of Credit	125
FRB Discount Window & PPP LF	253
FHLB	220
Brokered Deposits	163
	$ 784

1 Non-GAAP measure. See reconciliation to GAAP in the Appendix.
2 Preliminary until Call Report is filed on or before January 29, 2021.

First Choice Bancorp

Increased Online Customer Activity

Customers have shifted their transactions away from physical branches to online channels

2020 Branch Transactions


-17% decline
5,767
4,763
1/31/2020
12/31/2020

2020 Digital Banking


+49% growth
1,988
1,331
+69% growth
818
483
1/31/2020
12/31/2020
# of Online Business Clients
# of Mobile Banking Users

Source: internal company metrics

Social Responsibility

RMHC

BURBANK HOUSING CORPORATION

Clearinghouse CDFI

ACCION

Serving people with disabilities since 1979
Milal Mission

the YMCA

ENTREPRENEUR EDUCATIONAL CENTER, INC

CATERINA'S CLUB


Male, 34%
Female, 66%

Service and Philanthropy (as of Dec 31, 2020)

- $120,000 in donations to over 50 non-profit organizations that serve disproportionately impacted communities and economically disadvantaged families by COVID-19 in 2020
- 540 community service hours by our employees in 2020 through various employee volunteer programs that receive continuous endorsement by the leadership of First Choice

Diversity and Inclusion (as of Dec 31, 2020)

- Gender diversity at First Choice: 66% female of total workforce and more than 50% female of senior management
- Ethnic diversity at First Choice: 74% minority representation of total workforce and 36% minority representation of senior management

Opportunities & Key Priorities

Area	Priorities
Revenue	• New client acquisition for PPP and Main Street Lending customers • Continue to develop in specialty deposit gathering niches • Grow treasury management niches
Net Interest Margin	• Floors in Loans have helped buoy NIM • PPP forgiveness increases NIM • Actively restructure & reprice wholesale and customer deposits
Expenses	• Actively manage overhead costs; right-sizing real estate expenses • Leverage technology solutions to enhance process efficiencies • Continue to invest in technology infrastructure to support growth
Shareholder Value	• Seek to maintain quarterly dividend • Share Buyback on hold • Consistently add tangible book value per share • Continue to deliver superior financial performance to improve ROATCE

First Choice Bancorp

Contact Information

NAME	TITLE & CONTACT
Robert M. Franko 	**First Choice Bancorp** *President, Chief Executive Officer & Chief Financial Officer* **Address:** 17785 Center Court Drive Suite 750 Cerritos, CA 90703 **Telephone:** (562) 345-9241 **Email:** Rfranko@FirstChoiceBankCA.com
Mag Wangsuwana 	**First Choice Bank** *Chief Financial Officer* **Address:** 17785 Center Court Drive Suite 750 Cerritos, CA 90703 **Telephone:** (562) 263-8340 **Email:** MWangsuwana@FirstChoiceBankCA.com



Corporate Headquarters:
17785 Center Court Drive, Suite 750
Cerritos, CA 90703
Telephone: (562) 345-9092

Website: www.firstchoicebankca.com

First Choice Bancorp

Appendix

Use of Non-GAAP Financial Measures. This presentation contains certain non-GAAP financial measures in addition to results presented in accordance with GAAP. The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's results of operations and financial condition and to enhance investors' overall understanding of such results of operations and financial condition, permit investors to effectively analyze financial trends of our business activities, and enhance comparability with peers across the financial services sector. These non-GAAP financial measures are not a substitute for GAAP measures and should be read in conjunction with the Company's GAAP financial information. A reconciliation of GAAP financial measures to non-GAAP measures is included in the following slides.

First Choice Bancorp

Non-GAAP Reconciliation

($ in thousands)

Efficiency Ratio	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19
Noninterest expense	$ 12,321	$ 11,528	$ 11,100	$ 11,519	$ 11,284	$ 10,651	$ 10,605	$ 10,700
Net interest income	23,533	21,726	20,304	19,173	19,208	21,026	18,836	19,192
Plus: Noninterest income	4,194	1,943	1,055	1,415	1,583	1,673	2,322	2,122
Total net interest income and noninterest income	$ 27,727	$ 23,669	$ 21,359	$ 20,588	$ 20,791	$ 22,699	$ 21,158	$ 21,314
Efficiency ratio	44.4%	48.7%	52.0%	56.0%	54.3%	46.9%	50.1%	50.2%

Pre-tax Pre-Provsion Income	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19
Net interest income	$ 23,533	$ 21,726	$ 20,304	$ 19,173	$ 19,208	$ 21,026	$ 18,836	$ 19,192
Noninterest income	4,194	1,943	1,055	1,415	1,583	1,673	2,322	2,122
Total net interest income and noninterest income	27,727	23,669	21,359	20,588	20,791	22,699	21,158	21,314
Less: Noninterest expense	12,321	11,528	11,100	11,519	11,284	10,651	10,605	10,700
Pre-tax pre-provision income	$ 15,406	$ 12,141	$ 10,259	$ 9,069	$ 9,507	$ 12,048	$ 10,553	$ 10,614

First Choice Bancorp

Non-GAAP Reconciliation

Return on Average Assets, Equity, Tangible Common Equity	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19
				($ in thousands)				
Net income	$ 10,794	$ 7,881	$ 5,730	$ 4,546	$ 5,958	$ 8,071	$ 6,811	$ 7,008
Average assets	$ 2,288,205	$ 2,254,461	$ 2,109,208	$ 1,727,401	$ 1,688,584	$ 1,620,804	$ 1,579,740	$ 1,523,257
Average shareholders' equity	278,049	270,903	268,168	264,869	261,916	257,158	251,662	248,168
Less: Average intangible assets	78,501	78,696	78,901	79,083	79,336	79,535	79,731	79,928
Average tangible common equity	$ 199,548	$ 192,207	$ 189,267	$ 185,786	$ 182,580	$ 177,623	$ 171,931	$ 168,240
Return on average assets	1.88%	1.39%	1.09%	1.06%	1.40%	1.98%	1.73%	1.87%
Return on average equity	15.44%	11.57%	8.59%	6.90%	9.02%	12.45%	10.86%	11.45%
Return on average tangible common	21.52%	16.31%	12.18%	9.84%	12.95%	18.03%	15.89%	16.89%

	As of							
Tangible Common Equity Ratio/ Tangible Book Value Per Share	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September, 30 2019	June 30, 2019	March 31, 2019
				($ in thousands,except per share amounts)				
Shareholders' equity	$ 280,741	$ 272,471	$ 266,949	$ 263,307	$ 261,805	$ 258,670	$ 254,121	$ 248,135
Less: Intangible assets	78,381	78,574	78,767	78,960	79,153	79,411	79,608	79,805
Tangible common equity	$ 202,360	$ 193,897	$ 188,182	$ 184,347	$ 182,652	$ 179,259	$ 174,513	$ 168,330
Shares outstanding	11,705,684	11,705,878	11,697,766	11,662,603	11,635,531	11,652,582	11,737,441	11,650,020
Tangible book value per share	$ 23.98	$ 23.28	$ 22.82	$ 22.58	$ 22.50	$ 22.20	$ 21.65	$ 21.30
Book value per share	$ 17.29	$ 16.56	$ 16.09	$ 15.81	$ 15.70	$ 15.38	$ 14.87	$ 14.45